July 7, 2015

DREYFUS PREMIER INVESTMENTS FUNDS, INC.

- Dreyfus Diversified International Fund

Supplement to Summary and Statutory Prospectuses

dated February 27, 2015

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Keith Stransky and Jeffrey M. Mortimer are the funds co-primary portfolio managers.  Mr. Stransky has managed the fund since July 2009 and Mr. Mortimer has served as co-primary portfolio manager since March 2015.  Mr. Stransky is the Chief Investment Officer (Traditional) and a senior portfolio manager for EACM Advisors LLC, an affiliate of Dreyfus, where he has been employed since 1983.  Mr. Mortimer is Director of Investment Strategy for BNY Mellon Wealth Management and has been employed by BNY Mellon since June 2012 and by Dreyfus since March 2013.  Prior to joining BNY Mellon, Mr. Mortimer was a partner at Bainco International Investors from September 2010 to May 2012.  He also held various positions in financial management with Charles Schwab Investment Management from October 1997 to July 2010.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

Keith Stransky and Jeffrey M. Mortimer are the funds co-primary portfolio managers.  Mr. Stransky has managed the fund since July 2009 and Mr. Mortimer has served as co-primary portfolio manager since March 2015.  Mr. Stransky is the Chief Investment Officer (Traditional) and a senior portfolio manager for EACM Advisors LLC, an affiliate of Dreyfus, where he has been employed since 1983.  Mr. Mortimer is Director of Investment Strategy for BNY Mellon Wealth Management and has been employed by BNY Mellon since June 2012 and by Dreyfus since March 2013.  Prior to joining BNY Mellon, Mr. Mortimer was a partner at Bainco International Investors from September 2010 to May 2012.  He also held various positions in financial management with Charles Schwab Investment Management from October 1997 to July 2010.  Both Messrs. Stransky and Mortimer each of whom serves as co-primary portfolio manager of the fund and both of whom are jointly and primarily responsible for managing the fund's portfolio.

In the remaining sections of the statutory prospectus and summary prospectuses, any reference to "the Dreyfus Investment Committee" is replaced with "the portfolio managers".